UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 15, 2007


                                Electroglas, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-21626                                   77-0336101
      (Commission File Number)             (I.R.S. Employer Identification No.)

                 5729 Fontanoso Way, San Jose, California 95138
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 528-3000
              (Registrant's Telephone Number, Including Area Code)


                 ----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01  Entry into a Material Definitive Agreement.

On May 15, 2007, Electroglas, Inc., a Delaware corporation (the "Company"), entered into a First Supplemental Indenture, dated as of May 15, 2007 (the "Supplemental Indenture"), with Electroglas International, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "Guarantor"), and The Bank of New York Trust Company, N.A., as trustee ("BONY"). The Supplemental Indenture amends that certain Indenture (the "Indenture"), dated as of March 26, 2007, by and among the Company, the Guarantor and BONY, pursuant to which the Company's 6.25% Convertible Senior Subordinated Secured Notes due 2027 (the "Notes") were issued, and also amends the Notes.

The Supplemental Indenture amends the Indenture and the Notes to provide that holders of Notes will have the option to require the Company to repurchase such holder's Notes on March 26, 2011, March 26, 2015, March 26, 2016, March 26, 2019, March 26, 2021 and March 26, 2023. Prior to the execution of the Supplemental Indenture, the Indenture and the Notes had provided that holders of Notes had the option to require the Company to repurchase such holder's Notes on March 26, 2011, March 26, 2016 and March 26, 2021.

The Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the description of the terms of the Supplemental Indenture in this
Item 1.01 is qualified in its entirety by reference to such exhibit.


Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.


Exhibit
Number                                       Description
-------      -------------------------------------------------------------------
4.1          First Supplemental Indenture, dated as of May 15, 2007, by and among the Company, the Guarantor, and BONY, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

                                                     Electroglas, Inc.

Date: May 16, 2007                             By:   /s/ Thomas E. Brunton
                                                     ---------------------
                                                     Chief Financial Officer

                                  EXHIBIT TABLE




Exhibit
Number                                       Description
-------      -------------------------------------------------------------------
4.1          First Supplemental Indenture, dated as of May 15, 2007, by and among the Company, the Guarantor, and BONY, as trustee.